EXHIBIT 10.41.15

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO.

(Face of Senior Debt Security)

No. 1	CUSIP NO. 156503 AKO

CENTURY COMMUNICATIONS CORP.,

a corporation duly organized and existing under the laws of the State of New Jersey (together with any successor corporation under the Indenture hereinafter referred to, the "Company") hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of                                                             DOLLARS on December 15, 2007

8 3/8% SENIOR NOTE due 2017

Interest Payment Dates: May 15 and November 15 commencing May 15, 1998

Record Dates: May 1 and November 1

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

        This Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under said Indenture, or a successor trustee thereunder, shall have executed the certificate of authentication appearing herein.

        IN WITNESS WHEREOF, CENTURY COMMUNICATIONS CORP. has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

CENTURY COMMUNICATIONS CORP.
By:
By:
(SEAL)
Dated: November 13, 1997
Certificate of Authentication:

This is one of the 8 3/8% Senior Notes due 2017 referred to in the Indenture dated as of February 15, 1992, as supplemented by the Seventh Supplemental Indenture, dated as of November 13, 1997, between Century Communications Corp. and First Trust of California, National Association, successor trustee to Bank of America National Trust and Savings Association, as Trustee.		(Authenticating Agent's Name)
FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, SUCCESSOR TRUSTEE TO BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,		By	Authorized Signature
By:	as Trustee
Authentication Date:	Authorized Officer

(Back of Senior Debt Security)

CENTURY COMMUNICATIONS CORP.

8 3/8% Senior Note due November 15, 2017

        1.    Interest and Principal Payments.    CENTURY COMMUNICATIONS CORP. (together with any successor corporation hereinafter referred to, the "Company") promises to pay interest on the principal amount of this 8 3/8% Senior Note due 2017 (this "Note"), at a rate equal to 8 3/8% per annum. The Company will pay interest semiannually in arrears on each May 15 and November 15 of each year (an "Interest Payment Date"), commencing May 15, 1998, to the holder of record of this Note at the close of business on the May 1 or November 1 next preceding the Interest Payment Date. Interest on this Note will accrue from the most recent date as to which interest has been paid or, if no interest has been paid, from November 13, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        Subject to Sections 6 and 7 hereof, the Company will pay the principal amount of this Note on December 15, 2007. The Company shall pay interest on overdue principal at the rate of 8 3/8% per annum and interest on overdue installments of interest, to the extent lawful, at the same rate.

        2.    Method of Payment.    The Company will pay the interest on this Note provided for in paragraph 1 above (except defaulted interest) to the person who is registered holder of this Note (also referred to as a "Noteholder") at the close of business on the May 1 or November 1, as the case may be, next preceding the Interest Payment Date. The holder must surrender this Note to the office of the Trustee in St. Paul, Minnesota to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay such principal and interest by its check payable in such money. It may mail an interest check to the holder's registered address. If a payment date is not a Business Day, payment may be made on the next succeeding Business Day, and no interest shall accrue for the intervening period.

        3.    Office or Agency of Company.    The office of the Trustee in St. Paul, Minnesota shall be the office or agency of the Company where Notes may be presented for registration of transfer, where notices and demands with respect to the Notes and the Indenture may be served and where the Notes may be presented for payment, unless the Company shall maintain some other office or agency for such purposes and shall give the Trustee written notice thereof. In case the Company shall fail to maintain such other office or agency, presentations may be made and notices and demands may be served at the principal office of the Trustee.

        4.    Indenture.    The Company issued the Notes under an Indenture dated as of February 15, 1992, as supplemented by the Seventh Supplemental Indenture dated as of November 13, 1997 (as so supplemented, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trustee Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to all such terms, and holders of Notes are referred to the Indenture and such Act for a statement of such terms. The Notes are general obligations of the Company limited to $100,000,000 in aggregate principal amount, except for Notes issued in substitution for exchanged, destroyed, lost or stolen Notes. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

        5.    Redemption.    The Notes will mature on November 15, 2017 and may not be redeemed prior to maturity.

        6.    Defeasance.    Subject to certain conditions set out in the Indenture, the Company may, by the irrevocable deposit of money or U.S. Government Obligations or both, discharge its obligations with respect to the Notes and/or cease to be under any further obligation to comply with or be subject to certain covenants and provisions of the Indenture.

        7.    Right to Require Repurchase of Notes.    In the event of a Triggering Event, each Noteholder shall have the right, at such holder's option but subject to the provisions of Section 12.10 of the Indenture, to sell to the Company, and to require the Company to purchase, all or any part of such holder's Notes on the date (the "Repurchase Date") which is 115 days after the Triggering Event Date for an amount equal to 101% of the principal amount of such Notes plus accrued interest to the Repurchase Date.

        8.    Notice of Repurchases.    The Company shall mail by first-class mail, postage prepaid, to all holders of record of the Notes, within 30 days after a Triggering Event Date, a notice of the occurrence of such Triggering Event, specifying the date by which a holder of Notes must notify the Trustee of such holder's intention to exercise the repurchase right and setting forth the procedure which such holder must follow to exercise such right. The Company shall deliver a copy of such notice to the Trustee and shall cause a copy of such notice to be published in an Authorized Newspaper. Notes in denominations larger than $1,000 may be repurchased in part but only in whole multiples of $1,000. On and after the Repurchase Date with respect to any Notes or portions thereof tendered for repurchase, interest shall cease to accrue on the Notes or portions thereof tendered for repurchase.

        9.    Denominations, Transfer, Exchange.    The Notes are in registered forms without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The officer or agent of the Company referred to in Section 3 hereof may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The officer or agent of the Company referred to in Section 3 hereof need not exchange or register the transfer of any Note or portion of a Note with respect to which the holder has delivered notice of exercise of its repurchase right.

        10.    Persons Deemed Owners.    The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name the Note is registered upon the books maintained at the office or agency of the Company for the registration of the Notes as the owner for all purposes.

        11.    Amendments and Waivers.    Subject to certain exceptions and to the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Notes, may be made by the Company with the consent of the holders of not less than a majority in aggregate principal amount of the Notes then Outstanding; provided, however, that no such modification or alteration shall (i) extend the time or times of payment of the principal of or interest on any Note, or reduce the principal amount of ay Note or the rate of interest thereon or reduce any amount payable on repurchase thereof or that would be due and payable upon acceleration thereof, without the consent of the holder of each Note so affected, or (ii) reduce the percentage of Notes the vote or consent of the holders of which is required for such modifications and alterations, without the consent of the holders of all Notes then Outstanding under the Indenture. Without the consent of any Noteholder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency or to make any change which does not adversely affect the rights of any Noteholder. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes then Outstanding on behalf of the holders of all the Notes, under circumstances specified in the Indenture, may waive a past Event of Default under the Indenture and its consequences, except a default in the payment of the principal of or interest on the Notes. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note or Notes issued in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note.

        12.    Defaults and Remedies.    Events of Default under the Indenture include the following: default for 30 days in payment of interest on the Notes; default in payment of principal when due on the Notes (upon maturity, repurchase, acceleration or otherwise); failure by the Company for 90 days after notice to it as provided in the Indenture to comply with any of its other covenants, conditions or agreements in the Indenture or the Notes; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may declare the principal amount of the Notes to be due and payable immediately. The Indenture provides that such declaration in certain events may be annulled by the holders of a majority in aggregate principal amount of the Notes then Outstanding. Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, holders of a majority in principal amount of the Notes then Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference and subject in its entirety to the more complete description thereof contained in the Indenture.

        13.    Trustee Dealings with Company.    The Trustee under the Indenture, in its individual or any other capacity, may engage or be interested in any financial or other transaction with the Company or any Subsidiary or Affiliate, and may buy, own, hold and sell any Notes or other securities of the Company or its Subsidiaries and Affiliates, make loans to, maintain any and all other general banking and business relations with the Company or its Subsidiaries and Affiliates, and may otherwise deal with the Company or its Subsidiaries and Affiliates, as if it were not the Trustee.

        14.    No Recourse Against Others.    No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based thereon or otherwise in any manner in respect thereof, or in respect of the Indenture, to or against any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty, or in any other manner, all such liability being expressly waived and released by the acceptance of this Note and as part of the consideration for the issue thereof.

        15.    Authentication.    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16.    Unclaimed Money.    If money for the payment of principal of or interest on the Notes remains unclaimed for one year and eleven months, the Trustee or any paying agent will pay the money back to the Company at its request. After such payment, holders entitled to any portion of such money must look solely to the Company for payment thereof.

        17.    Definitions and Abbreviations.    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

        The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture. Request may be made to: Century Communications Corp., 50 Locust Avenue, New Canaan, Connecticut 06840, Attention: Treasurer.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 12.10 of the Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 12.10 of the Indenture, state the amount: $

Date:
Your Signature:
(Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

ASSIGNMENT FORM

To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Senior Debt Security to

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)
and irrevocably appoint
agent to transfer this Note on
the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the other side of this Senior Debt Security)
Signature Guarantee: